Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
As a result of the Company’s history of net operating losses (“NOL”), the Company has provided for a full valuation allowance against its deferred tax assets. For the nine months ended September 30, 2020, the Company recognized an income tax expense of $330, primarily due to the amortization of acquired intangibles and stock compensation deductions. For the nine months ended September 30, 2019, the Company recognized an income tax benefit of $22, related to certain United States and foreign income, as well as amortization of tax-deductible
goodwill, which partially benefits the realization of its indefinite lived NOL in the United States.

21. Income Taxes
During the year ended December 31, 2018, the Company recorded no income tax benefits for the net losses incurred and the research and development tax credits earned in each year, due to its uncertainty of realizing a benefit from those items. During the year ended December 31, 2019, an income tax benefit of $
803
was recognized which primarily represents the release of a portion of the Company’s deferred tax asset valuation allowance in connection with the acquisition of Aligned (see Note 8) offset by state taxes. As a result of the Aligned acquisition, $
1,388
of the Company’s
pre-acquisition
deferred tax assets were expected to become realizable in the post-acquisition period due to the reversal of acquired temporary differences. In this circumstance, the reduction in the Company’s valuation allowance is recognized as an income tax benefit rather than as part of the accounting for the business combination.
For the years ended December 31, 2018 and 2019, the Company’s loss before income taxes is primarily generated in the United States as the pre-tax
loss from the Company’s foreign subsidiary is not significant.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2018	2019
Federal statutory income tax rate	21.0%	21.0%
State taxes, net of federal benefit	(2.8)	3.0
Change in deferred tax asset valuation allowance	(16.1)	(21.3)
Stock-based compensation	(1.0)	(1.1)
Other	(1.1)	(0.7)

Effective income tax rate	0.0%	0.9%

Net deferred tax assets as of December 31, 2018 and 2019 consisted of the following:

	Year Ended December 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$63,840	$85,979
Research and development credit carryforwards	2,550	2,527
Deferred revenue	11,138	8,450
Stock-based compensation	4,442	5,043
Startup costs	350	250
Operating lease liabilities	—	3,297
Other	782	932

Total deferred tax assets	83,102	106,478

Deferred tax liabilities:
Investment basis difference in NTN	(2,196)	(1,875)
Intangibles	(9,871)	(11,821)
Operating lease right-of-use assets	—	(2,940)
Other	(1,602)	(1,343)

Total deferred tax liabilities	(13,669)	(17,979)

Valuation allowance	(69,433)	(88,499)

Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2018 and 2019. Management reevaluates the positive and negative evidence at each reporting period.
Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2018 and 2019 related primarily to the increase in net operating loss carryforwards and research and development tax credit carryforwards in 2018 and 2019 and were as follows:

	Year Ended December 31,
	2018	2019
Valuation allowance as of beginning of the year	$61,029	$69,433
Increases recorded to income tax provision	8,404	20,454
Decreases recorded as a benefit to income tax provision	—	(1,388)

Valuation allowance as of end of year	$69,433	$88,499

As of December 31, 2019, the Company has federal net operating loss carryforwards of approximately $343,241, which begin to expire in 2026. The Company has state net operating losses of approximately $234,924, which began to expire in 2020. The Company’s federal net operating losses generated for the years ended December 31, 2019 and 2018, which amounted to a total of $109,759 can be carried forward indefinitely. In addition, the Company has federal and state and research and development tax credit carryforwards of $1,602 and $924, which begin to expire in 2027 and 2023, respectively.
Utilization of the Company’s net operating loss (“NOL”) carryforwards and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership changes as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. Since its formation, the Company has raised capital through the issuance of capital stock on several occasions. These financings, combined with the purchasing shareholders’ subsequent disposition of those shares, could result in a change of control as defined by Section 382. The Company conducted an analysis under Section 382 to determine if historical changes in ownership through December 31, 2019, would limit or otherwise restrict its ability to utilize its NOL and R&D credit carryforwards. As a result of this analysis, the Company does not believe there are any significant limitations on its ability to utilize these carryforwards generated through December 31, 2019. However, changes in ownership occurring after December 31, 2019, could affect the limitation in future years, and any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization.
The Company recognizes both accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company has not recorded any interest and penalties since it has not had any unrecognized tax benefits since its inception. The tax years 2006 through 2019 remain open to examination by major taxing jurisdictions to which the Company is subject, which is primarily in the United States (U.S.), as carryforward attributes generated in prior years may still be adjusted upon examination by the Internal Revenue Service (IRS) or state tax authorities if they have or will be used in a future period. The Company files income tax returns in the U.S. federal and various state jurisdictions. There are currently no federal or state audits in progress by the IRS or any other jurisdictions for any tax years.